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                                                                    Exhibit 10.2


                        CONSENT OF INDEPENDENT AUDITORS
                        -------------------------------


     We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the Employees' Stock Option Plan of and forms F-3 (File No. 333-8240, 333-12764 and 333-59548) of I.I.S. Intelligent Information Systems Limited of our report dated March 13, 2002, with respect to the consolidated financial statements and schedules of StoreAge Networking Technologies Ltd included in the Annual Report (Form 20-F of I.I.S. Intelligent Information Systems Limited) for the year ended December 31, 2001, filed with the Securities and Exchange Commission.

                                                  /s/ Kost, Forer & Gabbay
                                                  KOST, FORER & GABBAY
                                                A member of Ernst & Young Global

Tel-Aviv, Israel
June 26, 2002